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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2002


                              RAIT INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)


             Maryland                     1-14760                23-2919819
---------------------------------      -------------        -------------------
(State or other jurisdiction            (Commission          (I.R.S. Employer
 of incorporation or organization)      File Number)        Identification  No.)


             1818 Walnut Street, 28th Floor, Philadelphia, PA 19103
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 861-7900
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

The Exhibits furnished as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this Report.

ITEM 9.  REGULATION FD DISCLOSURE.

Attached hereto as Exhibit 99.1 and Exhibit 99.2 are the Certifications by Betsy
Z. Cohen, Chairman and Chief Executive Officer of RAIT Investment Trust ("RAIT"), and Ellen J. DiStefano, Executive Vice President and Chief Financial Officer of RAIT, respectively, made pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which have accompanied RAIT's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 filed with the Securities and Exchange Commission on November 14, 2002.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 RAIT INVESTMENT TRUST

Date:  November 14, 2002                 By:     /s/  Ellen J. DiStefano
                                              ----------------------------------
                                                      Ellen J. DiStefano
                                                      Chief Financial Officer
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                                 Exhibit Index
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
Exhibit
Number                            Description
-------                           -----------
99.1             Certification by the Chief Executive Officer
                 of RAIT Investment Trust Pursuant to 18
                 U.S.C. Section 1350, as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of
                 2002.

99.2 Certification by the Chief Financial Officer of RAIT Investment Trust Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of
                 2002.
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